UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   386-736-4890

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.	Regulation FD Disclosure.

Pursuant to Regulation FD, the registrant hereby furnishes the information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

               The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

The press release is available at the registrant’s Investor Relations web site at www.arcgroupworldwide.com. .

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release - ARC Group Worldwide EOS Printer Purchase Announcement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
(Registrant)

Date: March 11, 2014	By:	/s/ Jason T. Young
Name: Jason T. Young
Title: President and Chief Executive Officer

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Exhibit 99.1

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	ARC Group Worldwide EOS Printer Purchase Announcement

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